UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

May 28, 2013 (May 21, 2013)

QUANTA SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13831	74-2851603
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 2600

Houston, Texas 77056

(Address of principal executive offices, including ZIP code)

(713) 629-7600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As previously announced, John R. Colson, founder, executive chairman and director of Quanta Services Inc. (the “Company”), retired from the Company effective as of the Company’s Annual Meeting of Stockholders held on May 23, 2013. On May 21, 2013, the Compensation Committee of the Board of Directors confirmed that Mr. Colson will remain eligible to receive a pro rata portion of incentive bonuses, if any, that may be payable to him in respect of the 2013 performance year as the Company’s Executive Chairman as if he had remained in such position through the bonus payment date in accordance with the Company’s annual and supplemental incentive bonus plans, as determined by the Compensation Committee of the Board.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) On May 23, 2013, the Company held its 2013 Annual Meeting of Stockholders.

(b) The following table presents the final voting results for the items that were presented for stockholder approval. Unless otherwise indicated, all results presented below reflect the voting power of the Common Stock and Series F Preferred Stock, voting together as a single class.

	For	Against	Abstain	Broker Non-Votes
(1) Election of Directors by Holders of Common Stock and Series F Preferred Stock
James R. Ball	160,917,328	15,023,290	193,799	8,783,467
J. Michal Conaway	174,995,543	945,239	193,635	8,783,467
Vincent D. Foster	170,209,482	5,731,807	193,128	8,783,467
Bernard Fried	175,262,414	681,727	190,276	8,783,467
Louis C. Golm	174,764,233	1,180,622	189,562	8,783,467
Worthing F. Jackman	175,230,170	708,101	196,146	8,783,467
James F. O’Neil III	173,643,555	2,293,287	197,575	8,783,467
Bruce Ranck	174,781,891	1,156,104	196,422	8,783,467
Margaret B. Shannon	175,390,757	555,319	188,341	8,783,467
Pat Wood, III	174,785,209	1,168,020	181,188	8,783,467
(2) Ratification of the appointment of PricewaterhouseCoopers LLP as Quanta’s independent registered public accounting firm for fiscal year 2013	182,140,542	2,593,510	183,832	—
(3) Approval, by non-binding advisory vote, of Quanta’s executive compensation	172,667,726	2,952,975	513,716	8,783,467

Based on the voting as reported above, the ten director nominees named above were elected as Directors of the Company. In addition, the Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2013 and approved, by non-binding advisory vote, the compensation of the Company’s named executive officers.

Item 8.01	Other Events.

Following the Company’s 2013 Annual Meeting of Stockholders held on May 23, 2013, the Board of Directors appointed Bruce Ranck as non-executive Chairman of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 28, 2013	QUANTA SERVICES, INC.

	By:	/s/ Gérard J. Sonnier
Name: Gérard J. Sonnier
Title: Vice President and General Counsel

3